UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) March 16, 2018

BEST BUY CO., INC.
(Exact name of registrant as specified in its charter)

Minnesota	1-9595	41-0907483
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

7601 Penn Avenue South
Richfield, Minnesota	55423
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (612) 291-1000

N/A
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(d) On March 16, 2018, the Board of Directors (the “Board”) of Best Buy Co., Inc. ("Best Buy" or the "registrant") unanimously elected Richelle P. Parham as a director, effective immediately. Ms. Parham is currently a general partner at Camden Partners Holdings, LLC, a strategy and investment firm focused on small- to mid-size companies in the technology, business services, education and healthcare sectors. Ms. Parham has over twenty-five years of global strategy and marketing experience through her prior roles at eBay, Visa, Rapp Worldwide, Digitas and Citibank.

Ms. Parham will be appointed to serve on a Board committee at a later date. Committee assignment(s), once determined, will be disclosed by the registrant in a Current Report on Form 8-K.

Ms. Parham will be compensated in accordance with the registrant’s standard compensation policies and practices for the Board, the components of which were disclosed in the registrant’s Proxy Statement for its 2017 Regular Meeting of Shareholders filed with the Securities and Exchange Commission on May 1, 2017, in the section titled “Director Compensation”.

There are no transactions or relationships between the registrant and Ms. Parham that are reportable under Item 404(a) of Regulation S-K.

Ms. Parham is expected to stand for election to the registrant's Board at the 2018 Regular Meeting of Shareholders.

Item 7.01	Regulation FD Disclosure.

On March 22, 2018, Best Buy issued a news release announcing the appointment of Ms. Parham to the Board as described above under Item 5.02. A copy of the news release is furnished as Exhibit 99.1 and incorporated herein by reference.

Best Buy's Annual Report to Shareholders and its reports on Forms 10-K, 10-Q and 8-K and other publicly available information should be consulted for other important information about the registrant.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

The following Exhibit 99.1 is furnished as an Exhibit to this Current Report on Form 8-K.

Exhibit No.	Description of Exhibit
99.1
News release issued March 22, 2018 (furnished pursuant to Item 7.01). Any internet address provided in this release is for information purposes only and is not intended to be a hyperlink. Accordingly, no information at any internet address is included herein.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BEST BUY CO., INC.
(Registrant)

Date: March 22, 2018	By:	/s/ KEITH J. NELSEN
Keith J. Nelsen
General Counsel & Secretary

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